EXHIBIT 10.96
numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

March 26, 2009

Mario Licciardello

Re:  Your Employment with Numonyx B.V. (Swiss Branch)

Dear Mario:

This letter is to set out our agreement regarding the changes to the employment agreement between Numonyx B.V. (Swiss Branch) (Numonyx) and you signed on 30 March 2008 (Employment Agreement), and the severance agreement between you and Numonyx dated 30 March 2008 (Severance Agreement).  As you know, the amendments are necessary because the Employment Agreement and the Severance Agreement were never implemented.  Accordingly, the Employment Agreement and the Severance Agreement will be amended as follows:

Employment Agreement

1.     For the avoidance of doubt, the full name of your employer is Numonyx B.V. (Swiss Branch), A-ONE Business Center, Z.A. Vers la Piece, Rte de l’Etraz, 1180 Rolle.

2.     Article 1.1 will be amended by deleting the second paragraph of Article 1.1 [‘The Executive shall also serve as Chief Operating Officer of Holdings’].

3.     Article 2.1 will be deleted and replaced with the following:

‘2.1 Commencement Date

This Agreement shall become effective as of 1 April 2009 (the “Commencement Date”).’

4.     Article 2.2 will be amended by deleting the second paragraph of Article 2.2 [‘The Executive hereby ... or any of its Affiliates’].

5.     Articles 6.1 and 6.2 will be deleted and replaced with the following, subject to paragraph 14 of this letter:

‘6.1 Salary

Effective from the Commencement Date, the Executive’s gross salary (without bonus) amounts to CHF525,000 per year (such salary, as amended from time to time, being referred to as the “Base Salary”), payable in 12 monthly instalments. In accordance with Article 5, this salary shall compensate for all overtime, if any.

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

Despite the above, from the Commencement Date to 31 December 2009 (“Reduction Period”), the Base Salary will be temporarily reduced to a monthly rate of CHF39,375 per month.  Effective 1 January 2010, the Base Salary will be restored to an annual rate of CHF525,000.  Depending on the circumstances at the time, Numonyx may ask the Executive to agree to an extension of the Reduction Period (and thus an extension of the period of time during which the Executive will receive a reduced monthly salary).  Any payment, benefit or entitlement alculated by reference to the Base Salary for the Reduction Period (including but not limited to leave payments, pension contributions etc.) will be calculated based on the Executive’s reduced Base Salary.  However, any discretionary employee bonus or commission targets which apply to the Executive will not be affected by the reduction in the Base Salary.

6.2. Bonus Plan

Numonyx currently operates a discretionary annual bonus plan and, in the Executive’s current position, a target annual bonus of CHF 650,000 may be payable to the Executive at the sole discretion of Numonyx for calendar year 2009, provided that the minimum bonus payable will be CHF 330,000.  The Executive must be employed through the end of the calendar year in order to be eligible to receive any bonus.  Any amount payable in respect of any bonus shall be paid in a lump sum in the first quarter of the year next following the year for which the amount is awarded.  The terms and conditions governing eligibility for, the amount of and the payment of any bonus are determined by Numonyx’s relevant bonus plan as amended or replaced from time to time at Numonyx’s discretion and, in particular, Numonyx does not guarantee any particular target or minimum bonus for calendar years 2010 and onwards.’

6.   Article 6.4 will be deleted and replaced with the following:

‘6.4  Housing Allowance and Relocation

The Executive shall be entitled to a housing allowance of up to CHF 6,000, net of tax and social security contributions per month, payable in accordance with the applicable policies and procedures of Numonyx as in effect from time to time.  The actual amount of the housing allowance will be equal to the monthly rent payable by the Executive (up to the cap of CHF 6,000) and will be grossed up to account for tax and social security contributions.  The Executive must notify Numonyx if his monthly rent changes.

The Executive shall be entitled to relocation assistance as described in Annexure A’ [of this letter].

7.         Article 6.5 will be deleted.

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

8.   Article 7.4 will be deleted and will be replaced with the following:

‘7.4  Pension Plan

The Executive is ineligible to participate in the Numonyx pension plan.  Numonyx will pay the Executive a gross monthly allowance of CHF 1,250 in lieu of participation in such plan.’

9.   A new Article 7.6 will be added as follows:

‘7.6  Death Benefits

Numonyx will use reasonable endeavors to obtain, at its cost, life insurance for the Executive from a third-party of Numonyx’s choice, with maximum benefits equal to 6 times the Executive’s base salary, capped at a maximum of CHF 2,250,000. The Executive’s participation and benefits in and under such insurance will be subject to the terms and conditions of the relevant insurance.’

10.   Article 11.1 will be amended by replacing the phrase “30 days”‘ with the phrase “one month’s”

11.   Articles 13.1 - 13.4 will be deleted and will be replaced with the following:

‘13.1  Non Compete

The Executive agrees that, in his function as employee and/or shareholder of Numonyx, for the 12-month period following the Date of Termination (such period of time being the “Restricted Period”), the Executive shall not:

(i) in any country in or for which, in the 12 months prior to the Date of Termination, the Executive: carried out duties for; and/or was involved in the development of business for; and/or had in other ways an insight into customer or business data of, a member of the Numonyx Group; and

(ii) whether alone or in association with any other person, firm, corporation or other business organization,

participate, assist or otherwise be directly or indirectly involved as a: influencing shareholder or financier; director; consultant; adviser; contractor; principal; agent; manager; employee; partner; or associate, in any activity or business which is the same as, or is otherwise potentially competitive with, part or parts of the business which the Executive developed or in which the Executive was involved for any member of the

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

Numonyx Group (“Competitive Business”) as at the Date of Termination or in the 12 months prior to such date.

The Executive shall be deemed to be an influencing shareholder or financier if he owns 1% or more of the equity securities or debt in a Competitive Business.

13.2  Non Solicit

The Executive agrees that, during the Restricted Period, the Executive shall not, without the prior written consent of Numonyx, directly or indirectly, (i) interfere with or attempt to interfere with the relationship between any member of the Numonyx Group and any person who is, or was during the then most recent six-month period, an employee, officer, representative or agent of a member of the Numonyx Group, or solicit, induce or attempt to solicit or induce any such person to leave the employ (where relevant) of any member of the Numonyx Group or violate the terms of their respective contracts, or any employment arrangements, with such entities; or (ii) induce or attempt to induce any customer, client, supplier, licensee or other business relation of any member of the Numonyx Group to cease doing business with any member of the Numonyx Group; or (iii) in any way interfere with the relationship between any member of the Numonyx Group and any customer, client, supplier, licensee or other business relation of any member of the Numonyx Group.  As used herein, the term “indirectly” shall include the Executive’s permitting the use of the Executive’s name by any competitor of any member of the Numonyx Group to do any of the things which the Executive is prohibited from doing under this Section 13.2.

13.3  Non Disparagement

The Executive agrees that at no time during the Restricted Period or thereafter shall he make, or cause or assist any other person to make, any statement or other communication to any third party or to any general public media in any form (including books, articles or writings of any other kind, as well as film, videotape, audio tape, computer/internet format or any other medium) which disparages, or is otherwise critical of, the reputation, business or character of any member of the Numonyx Group or any of its respective directors, officers or employees.

Numonyx agrees that during the Restricted Period and thereafter it shall require its directors, officers and employees, and the directors, officers and employees of the members of the Numonyx Group, to refrain from making or causing or assisting any other person to make, any statement or other communication to any third party or to any general public media in any form (including books, articles or writings of any other kind, as well as film, videotape, audio tape, computer/internet format or any other medium) which disparages, or is otherwise critical of, the reputation, business or character of the Executive.

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

Notwithstanding the foregoing, nothing in this Section 13.3 shall prevent any person from (i) responding publicly to incorrect, disparaging or derogatory public statements to the extent reasonably necessary to correct or refute such public statement or (ii) making any truthful statement to the extent (x) necessary with respect to any litigation, arbitration or mediation involving this Agreement, including, but not limited to, the enforcement of this Agreement, or (y) required by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with apparent jurisdiction over such person.

13.4 Reasonableness of the Restrictions

The restrictions contained in this clause are considered by the parties to be reasonable in all circumstances.  Each subclause constitutes an entirely separate and independent restriction and the duration, extent and application of each of the restrictions are no greater than is necessary for the protection of the interests of Numonyx.’

12.   Article 16.11 will be amended by replacing the phrase “matters covered herein” with the word “employment”.

13.   Article 16.12 will be deleted.

Severance Agreement

14.   The Severance Agreement will be terminated and is declared to be null and void. It will be replaced with the agreement attached as Annexure B to this letter.  Despite paragraph 5 of this letter, if the Executive becomes entitled to a payment under such agreement of a ‘Severance Amount’ (as defined in the agreement) during the Reduction Period, the base salary used in the calculation of such Severance Amount will be CHF525,000.

Miscellaneous

15.   Any reference to the Employment Agreement in any other document will be taken to be a reference to the Employment Agreement as amended by this letter. Any reference to the Severance Agreement in any other document will be taken to be a reference to the agreement attached as Annexure B to this letter.

16.   Words and phrases defined in an amendment to the Employment Agreement described above will have the same meaning in any part of the Employment Agreement which is not amended by this letter. Words and phrases used in another document which have the meaning given to that word or phrase in the Employment Agreement will have the meaning given to that word or phrase in the Employment Agreement as amended by this letter. A capitalized word or phrase which is not defined in this letter will have the

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

meaning given to that word or phrase in the Employment Agreement prior to the amendments set out in this letter.

17.   The amendments described in this letter:

    (a)   are conditional upon the approval of the supervisory board of Numonyx Holdings B.V.; and
    (b)        subject to such approval, will be effective as of 30 March 2008.

Please indicate your acceptance and agreement to the above by signing in the space indicated below.

Yours sincerely,

Numonyx B.V. (Swiss Branch)

/s/ Kenneth Lever	/s/ Kevin M. Fillo
Kenneth Lever, CFO	Kevin Fillo, Vice President and General
Counsel

I agree to the above amendments:

/s/ Mario Licciardello	26/3/2009
Mario Licciardello	Date

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

ANNEXURE A TO AN EMPLOYMENT AGREEMENT BETWEEN NUMONYX B.V.
(SWISS BRANCH) AND MARIO LICCIARDELLO DATED 30 MARCH 2008, AS
AMENDED BY A LETTER AGREEMENT BETWEEN THE PARTIES
DATED 26 MARCH 2009

Numonyx will provide the Executive with the following relocation assistance:

1.	Passport, Visas and Work Permits

Numonyx will arrange and pay the costs of any necessary visas/work permits required to permit the Executive to live and work, and to permit his spouse to live, in Switzerland. The Executive must provide all assistance required by Numonyx or its third-party service-providers in order to assist them obtain such visas/work permits.

2.	Familiarization Trip

Numonyx will pay for the costs of destination services support (being the fees to arrange for service-providers to provide local area orientation, accompanied home-finding, lease co-ordination and negotiation and settling-in services).

3.	Medical Exams

If any medical exams are necessary for the purposes of obtaining visas/work permits for the Executive and/or his spouse, the Executive and/or his spouse must seek reimbursement of the fees for such exams under the health insurance made available by the Executive’s existing employer.  If such fees are not reimbursed in part or in full by this health insurance, then Numonyx will reimburse the difference.

4.	Enroute Travel

Numonyx will pay for the cost of a one-way economy class air ticket for the Executive and his spouse from Milan to Geneva, plus the one-way costs of land transport from his residence in Italy to Milan airport and from Geneva airport to his apartment in Lausanne.  Alternatively, if the Executive chooses to drive from his residence in Italy to his apartment in Lausanne when moving Numonyx will reimburse him the costs of petrol for one trip only.  Alternatively, if the Executive chooses to travel by train when moving to Switzerland Numonyx will reimburse the costs of such travel, subject to the prior approval of Numonyx HR to the route chosen and the costs involved.

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle

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numonyx B.V.                                           numonyx.com
A-ONE Business Center
Z.A. Vers la Piéce
Rte de I’Etraz
1180 ROLLE
Switzerland
Tel +41 21 822 37 00
numonyxtm

5.	Transport of Household Goods

Numonyx will arrange and pay up to CHF 7,000 for the transport of the Executive’s household goods from his residence in Italy to his residence in Lausanne, provided such transport is completed by 31 July 2009.

6.	Settling-In Allowance

Numonyx will pay the Executive a one-time settling in allowance of CHF 20,000, which will be grossed up for taxes and social security contributions.

7.	Tax Support

Numonyx will identify a designated service provider to prepare and file Swiss and, if necessary, Italian income tax returns for the Executive for any Swiss and Italian tax year that falls within calendar year 2009.   The Executive must provide all assistance required by Numonyx or its designated service provider in order to prepare and file such income tax returns.  It will be the Executive’s responsibility to file timely income tax returns and pay in any tax shortfall on his income tax return to avoid penalties.  Any penalties or interest incurred as a result of the Executive’s delinquency to timely file and pay taxes will be at the Executive’s expense.

8.	Temporary Transportation

Numonyx will provide a rental car for the Executive’s use until he receives the company car referred to in Article 6.3 of his employment agreement.

Numonyx B.V., Amsterdam, Rolle branch
Copyright © 2008 Numonyx B.V. All rights reserved.  Numonyx and the Numonyx logo are trademarks of Numonyx B.V. or its subsidiaries in other countries.
*Other names and brands may be claimed as the property of others.   Please recycle [Missing Graphic Reference]

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